UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2024

LANDBAY INC

(Exact name of registrant as specified in its charter)

New York	000-56182	81-1260549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Xixi B2, the first energy-saving Xixi in Xihu District, Hangzhou City, Zhejiang Province, China	310061
(Address of principal executive offices)	(Zip Code)

+86-18621851468

Registrant’s telephone number, including area code

36-25 Main Street, Flushing, NY 11354

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information may involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements of Landbay Inc (herein referred to as the “Company” or “Registrant”), to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 5.01 Changes in Control of Registrant.

As the Company reported on Schedule 14F-1 filed with the Securities and Exchange Commission (“SEC”) on April 23, 2024 (the “Closing Date”), and effective on May 4, 2024 (the “Effective Date”), Northern Ifurniture Inc (the “Seller”) and Chunyang Liu (the “Purchaser”) entered into a Stock Purchase Agreement (the “SPA”) dated March 25, 2024. Pursuant to the SPA, among other provisions, the Seller agreed to sell to the Purchaser, and the Purchaser agreed to purchase from the Seller a total of 29,383,700 shares of Class A Common Stock of the Company held in the name of the Seller (the “Purchased Shares”). The Purchased Shares represented approximately 97.9% of the Company’s issued and outstanding Class A Common Stock shares. In connection with the transaction contemplated by the SPA and subsequent amendments, all previous officers of the Company will resign from their positions, and new officers designated by the Purchaser will assume their roles on April 23, 2024, with immediate effect. Furthermore, the resignation of all previous directors and the appointment of new directors designated by the Purchaser will all took effect on the Effective Date.

Pursuant to the SPA and subsequent amendments, the Board of Directors (“Board”) appointed Chunyang Liu, Lidong Wang and Wenfang Lu to fill vacancies on the Company’s Board of Directors caused by the resignation of Ms. Xiaowei Jin. Such appointments and resignations became effective 10 days following the mailing of the Schedule 14F-1 to the Company’s shareholders, specifically at the close of business as of April 23, 2024.

Except as described herein, there were no arrangements or understandings among members of the former control entity, the new control individual, and their associates regarding the election of directors or other matters.

As required to be disclosed by Regulation S-K Item 403(c), there are no arrangements known to the Company, including any pledge by any person of securities of the Company or any of its parents, the operation of which may at a subsequent date result in a change in control of the Company.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Consummation of the purchase and sale of the Purchased Shares on the Closing Date pursuant to the SPA effected a change of control of the Company, as the Purchaser, using personal funds, acquired an aggregate of 29,383,700 shares of Class A Common Stock of the Company, or approximately 97.9% of the Company’s 30,000,000 shares of Class A Common Stock outstanding as of April 23, 2024. Currently, the Purchaser is the Company’s majority and controlling stockholder. In connection with the SPA, the Board appointed Chunyang Liu, Lidong Wang and Wenfang Lu to fill vacancies on the Company’s Board of Directors caused by the resignation of Ms. Xiaowei Jin which all took effect on the Effective Date. Also, on the Closing Date, the Board appointed Mr. Liu as President/CEO, Mr. Wang as CFO and Mr. Lu as Secretary of the Company, with immediate effect. As of May 9, 2024, the Board and the Company’s officers consist of the following persons:

Name	Age	Position

Chunyang Liu Xixi B2, the first energy-saving Xixi in Xihu District, Hangzhou City, Zhejiang Province, China	49	Chairman and President/CEO

Lidong Wang Xixi B2, the first energy-saving Xixi in Xihu District, Hangzhou City, Zhejiang Province, China	33	Director and CFO

Wenfang Lu Xixi B2, the first energy-saving Xixi in Xihu District, Hangzhou City, Zhejiang Province, China	30	Director and Secretary

Each of the directors will serve until the next annual meeting of stockholders of the Company and until such director’s successor is elected and qualified or until such director’s earlier death, resignation, or removal. The following is information concerning the business backgrounds of each new director and officer.

Chunyang Liu, born in 1975, graduated with a Bachelor’s degree in International Economics and Trade from Nankai University. He served as the legal representative of Dongyang City Yunda Express Co., Ltd. from 2002 to 2024, the legal representative of Zhejiang Qingke Cloud Network Technology Co., Ltd. from 2014 to 2024, and the legal representative of Zhejiang Xinsheng New Media Group Co., Ltd. from 2023 to 2024. With a diverse background spanning the logistics, liquor, supply chain technology services, and network technology industries, Liu has accumulated extensive experience in industry operations, digital technologies, resource integration, and investment. Leveraging his solid industrial foundation and forward-thinking approach, he is actively involved in building Xinsheng Media Group. The group is dedicated to staying at the forefront of AI development, particularly in the livestream e-commerce sector. Its vision is to serve as a talent incubator within the industry and reshape its development trajectory.

Lidong Wang, born in 1991, graduated from Zhejiang Water Conservancy and Hydropower College in 2013 with an associate degree. Over the course of his career, he served as President of Zhejiang Qingke Cloud Network Technology Co., Ltd. from 2020 to 2022, acted as the legal representative of Hangzhou Increment Speed Build Technology Co., Ltd. from 2022 to 2023, and held the position of President at Zhejiang Xinsheng New Media Group Co., Ltd. from 2023 to 2024. With more than 10 years of experience in investment, financing, and fund management, he has worked in both state-owned enterprises and unicorn companies. Mr. Wang excels in market development, industry analysis, and business negotiation. He is skilled at integrating comprehensive financial resources across various industries and has built extensive social connections and resources in government, banking, private equity funds, and enterprises. His exceptional business acumen has consistently earned recognition from clients and industry peers.

Wenfang Lu, born in 1994, graduated with a Bachelor’s degree from Jiangxi Business College in 2017. With nearly a decade of experience in the livestream e-commerce industry, Mr. Lu has focused on areas such as supply chain management, the digital economy, and artificial intelligence. He has successfully integrated livestream e-commerce into a comprehensive chain system incorporating supply chain management and digitization. This has provided him with a solid foundation of practical experience and theoretical knowledge, facilitating the deep integration of livestream e-commerce and the AI industry. In the face of the rapidly evolving industry landscape, Mr. Lu has demonstrated strong adaptability and accumulated extensive experience in team management. From 2017 to 2019, Mr. Lu operated a personal chain store. Following this, he served as the Market Director at Yunda Express from 2019 to 2020, Vice President of Qingke Cloud Network Technology from 2020 to 2021, and General Manager of Dipingbang Supply Chain from 2022 to 2023. Since 2023, Mr. Lu has been Vice President at Zhejiang Xinsheng New Media Group Co., Ltd.

Currently, there are no plans or commitments regarding any compensation or remuneration to be paid to any officer or director. The Company has no employee benefit plans or other compensation plans.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDBAY INC

Dated: May 10, 2024	By:	/s/ Chunyang Liu
Chunyang Liu
Chief Executive Officer